SECURITIES ACT FILE NO. 333-99803
INVESTMENT COMPANY ACT FILE NO. 811-21204

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
PRE-EFFECTIVE AMENDMENT NO. 1
POST-EFFECTIVE AMENDMENT NO. |_|

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|
AMENDMENT NO. |_|

BIDFUND 2 PERCENT
(Exact Name of Registrant as Specified in its Charter)

c/o Financial Foundry, LLC
65 S. Main Street
Suite A301
Pennington, New Jersey 08534
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: 609.737.4140

FINANCIAL FOUNDRY, LLC
65 S. Main Street
Suite A301
Attention: Eugene L. Podsiadlo
Pennington, New Jersey 08534
(Name and Address of Agent for Service)

COPY TO:

JANNA MANES, ESQ.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box    |_|

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

          |_|            This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

          |_|            This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______.

TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT	AMOUNT OF REGISTRATION FEE(1)

Shares of Beneficial Interest	$1,000,000	$ 92

(1)	Filing fee previously paid on September 19, 2002.

Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

DRAFT
PRIVILEGED AND CONFIDENTIAL
DO NOT REPRODUCE/DISTRIBUTE WITHOUT SPECIFIC AUTHORIZATION

Subject to Completion, dated January 13, 2003

BIDFUNDSM (2%)
a Realized-Return Fund

Prospectus

_______, 2002

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

BidFundSM (2%) is a Realized-Return Fund, a closed-end management investment company registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended (1940 Act), having shares registered under the Securities Act of 1933, as amended (Securities Act), and offered to eligible persons through an auction conducted by its principal underwriter and conducting periodic calls for redemption of all outstanding shares. BidFund has two recurring operational phases. BidFundSM (2%) seeks to achieve or exceed a rate of return of 2% (Launch Rate) during the period it is investing to generate such return (Investment Period). (The Launch Rate is measured by the aggregate total return (non-annualized) over the fund's net asset value (NAV) at the beginning of each Investment Period (Beginning NAV).) During auctions for fund shares and between Investment Periods (Auction Period) the fund seeks current income with the preservation of capital and the maintenance of liquidity.

A few important facts about BidFund shares:

•	This prospectus offers ___________ shares that may only be purchased by certain eligible clients of ______________, BidFund's principal underwriter (BidFund Distributor), or BidFund Distributor's affiliates.

•	BidFund Distributor sells BidFund shares in secondary offerings conducted by periodic online auctions (at www._______.com), at prices determined in the auction (but at all times below NAV at the beginning of the auction). BidFund will not sell its shares directly to the public. Shares are not quoted or listed for trading on any exchange or market, and BidFund does not anticipate that further secondary market trading in shares (other than the auctions) will develop.

•	Purchase bids for shares will only be accepted within a range announced before each auction. The maximum permissible purchase bid will always be 1¢ or more below BidFund's NAV at the time the bidding range is set.

•	Successful bids will be determined by a method announced before the start of each auction.

•	Shares are subject to redemption by BidFund at NAV on notice by BidFund within three business days after the close of the auction.

•	A successful bidder's net return is the difference between the NAV at redemption (Final NAV) and the bidder's purchase bid price multiplied by the number of shares purchased by the bidder.

This prospectus sets forth concisely information investors should know before investing, and it should be kept for reference. Additional information about BidFund has been filed with the SEC and is available free on request. For a copy of BidFund's statement of additional information (SAI), dated ________, 2003, which is incorporated by reference into this prospectus, call 1-800-__________ (1-800-_______) [, go to www._______.com] or write to ______________________. See page 16 of this prospectus for the SAI's table of contents. The SEC's website at http://www.sec.gov has the SAI and other information about BidFund (including other material incorporated by reference).

The SEC has not approved or disapproved BidFund shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

REALIZED-RETURN FUNDSSM ARE DIFFERENT!
BIDFUNDSM EXPENSES
BIDFUNDSM DISTRIBUTION
BIDFUNDSM (2%)
BIDFUNDSM CAPITAL STRUCTURE
CALCULATION OF NET ASSET VALUE
BIDFUNDSM MANAGEMENT
FEDERAL INCOME TAX
USE OF PROCEEDS
ADMINISTRATOR
CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
LEGAL OPINION
INDEPENDENT AUDITORS
FURTHER INFORMATION
SAI TABLE OF CONTENTS	Page 3 4 5 8 10 11 11 12 13 13 13 13 13 13 14

REALIZED-RETURN FUNDS ARE DIFFERENT!

When you buy shares in other funds (other than money market funds) —

•	you don't know what your final investment return will be

•	many times you don't even know exactly what your purchase price will be

•	your redemption price may be more or less than your purchase price

When you buy shares of BidFund, a Realized-Return Fund--

•	YOU choose your estimated return IN ADVANCE when you bid for shares through an auction conducted by BidFund Distributor

•	YOU choose your exact purchase price IN ADVANCE by placing a bid for shares

•	YOU keep the difference between the purchase price you pay and Final NAV if your bid is successful (BidFund's investment objective during the Auction Period is to seek current income with the preservation of capital and the maintenance of liquidity, and the fund will seek to maintain a stable NAV through the Auction Period. However, successful bids are subject to any decline in NAV between the beginning of the auction and when shares are redeemed.)

How can you buy BidFund shares?

•	you must maintain a minimum of $______ in one or more accounts with BidFund Distributor or its affiliates, including at least $_________ in a money market mutual fund designated by BidFund Distributor (the Settlement Fund) to qualify as a settlement account to facilitate purchase and redemption of shares

•	you submit a purchase price bid for shares in an online auction conducted by BidFund Distributor (at www._______.com)

•	an amount of your Settlement Fund account equal to your aggregate bid amount will be subject to a "hold" during the auction (during the auction your investment, including amounts subject to the temporary hold, will continue to earn any dividends paid by the Settlement Fund)

•	if your purchase price bid is successful in the auction, you buy BidFund shares from BidFund Distributor

•	if your bid is not successful the hold on your account is removed immediately after the auction (you may also remove the hold at any time by withdrawing your bid in the auction, subject to certain restrictions)

•	BidFund shares are redeemed by BidFund at Final NAV and you get your redemption proceeds (difference between Final NAV and your purchase bid price multiplied by the number of shares you purchased) within three days business days after the close of the auction

BIDFUNDSM  EXPENSES

The following table is presented in accordance with SEC requirements to illustrate BidFund's expenses on an annualized basis. Annual operating expenses are paid out of BidFund assets and are reflected in its NAV—they are not additional expenses investors pay separately. Over the course of a year, however, BidFund will mostly be in one or more Investment Periods. During such times it is anticipated that BidFund Distributor will be the only BidFund shareholder and therefore will effectively bear all BidFund expenses during these periods.

Shareholder transaction expenses
Sales load Bid fee	None $1.00*
Annual operating expenses (as a percentage of BidFund net assets)
Management fee Other operating expenses**	_____% _____%
Total annual fund operating expenses Fee waiver and expense reimbursement*** Net expenses	_____% (___)% _____%

__________________

*	BidFund Distributor may charge auction participants a non-refundable $1.00 fee per bid (including changes to previously placed bids). The bid fee would be deducted from each investor's Settlement Fund account upon placement or alteration of a bid.

**	"Other operating expenses" are based on estimated amounts for BidFund's first fiscal period ending December 31, 2003.

***	Reflects a contractual obligation by ___________, BidFund's manager (BidFund Manager), to waive its fee and/or reimburse each BidFund through __________, 2003 to the extent total annual fund operating expenses exceed ___% of BidFund's average daily net assets.

In accordance with SEC requirements, the following standardized example shows what a $1,000 investment in BidFund would cost indirectly if an investor held shares for a one year and for three years. However, as explained above BidFund is designed for short-term investments of significantly less than one year. BidFund's (and an individual investor's) rate of return may be greater or less than the hypothetical 5% return.

Example	One Year	Three Years

An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$

BidFund organizational and offering costs are not reflected in the table or in the example.

BIDFUNDSM  DISTRIBUTION

How can investors buy BidFund shares?

Only eligible persons can buy BidFund shares by bidding for them in an online auction conducted by BidFund Distributor (at www._______.com). Investors cannot buy shares directly from BidFund, shares are not quoted or listed for trading on any exchange or market, and BidFund does not anticipate that further secondary market trading in shares (other than the auctions) will develop. To be eligible to participate in an auction, participants must have a minimum of $______ in one or more accounts with BidFund Distributor or its affiliates, including at least $_________ in the Settlement Fund. The Settlement Fund will facilitate bidding for and purchases and redemptions of fund shares. In addition, the Settlement Fund will be used to establish a user identification designation for eligible bidders to conduct the auction and to protect bidder anonymity and confidentiality.

To participate in an auction:

•	go to www._______.com, proceed to the Auction Room as directed and follow the instructions for placing a bid

•	the Auction Room will contain information about current auctions (and past auctions, as applicable), including:

•	auction opening and closing times

•	Launch Rate

•	the range of acceptable prices for per-share bids

•	minimum and maximum amounts per bid (in dollars)

•	total BidFund assets, number of shares available for bid and, during the auction itself, indicators about the number of bids placed in the auction, etc.

•	method for determining successful bidders (e.g., highest bids, earliest prevails)

Upon placement of a bid in an auction, an amount of the bidder's Settlement Fund account equal to the aggregate bid amount will be subject to a "hold" during the auction. This hold may be removed at any time by withdrawing the corresponding bid in the auction (subject to certain restrictions). The Settlement Fund investment, including amounts subject to the temporary hold, will continue to earn any dividends paid by the Settlement Fund. BidFund Distributor may charge auction participants a non-refundable $1.00 fee per bid (including changes to previously placed bids). The bid fee would be deducted from each investor's Settlement Fund account upon placement or alteration of a bid. The bid fee would be separate from the portion of the Settlement Fund account subject to a temporary hold This fee is paid to BidFund Distributor and is intended to compensate BidFund Distributor for administrative costs associated with conducting the auction.

Auction information will usually be posted __ hours prior to the opening of an auction at www._______.com. Investors can also go to www._______.com to register to receive an e-mail containing the auction information when it is posted to the website.

Who is selling BidFund shares?

_________________, an affiliate of BidFund Manager, is BidFund's principal underwriter. BidFund Distributor's principal business address is _____________________. It is anticipated that BidFund Distributor will acquire BidFund shares in private placements prior to each Investment Period and that BidFund Distributor will be the sole shareholder of BidFund shares during Investment Periods. Accordingly, all BidFund shares purchased by investors are purchased in secondary offerings conducted by BidFund Distributor. (BidFund will not sell its shares directly to the public.) BidFund Distributor does not receive any compensation from BidFund, and BidFund has agreed to indemnify BidFund Distributor, BidFund Manager and their affiliates and certain other persons against certain liabilities, including those arising under the Securities Act or the 1940 Act.

When does BidFund have auctions?

•	BidFund (2%) seeks to achieve or exceed a rate of return of 2% (Launch Rate) during each Investment Period (the Launch Rate is measured by the aggregate total return (non-annualized) over Beginning NAV — the difference between BidFund's then-current NAV and Beginning NAV, divided by Beginning NAV)

•	BidFund Distributor will typically hold an auction for shares when BidFund's current return equals or exceeds the Launch Rate

•	BidFund Distributor also may hold an auction at other times, such as when the Launch Rate is not achieved within an intended time period (determined by BidFund Distributor); for these auctions the bid range will reflect the same rate of return as if the Launch Rate had been achieved (measured by the difference between then-current NAV and Beginning NAV divided by Beginning NAV) so that investors' potential return is the same as if BidFund Distributor had waited until the Launch Rate had been achieved to hold an auction

•	Auctions of BidFund or a similar Realized-Return Fund are generally held on a weekly basis, as posted on www._______.com. It is anticipated that auctions of BidFundSM (2%) shares will occur approximately ____________.

How are shares priced?

Investors choose their purchase price for shares. Each auction will have certain parameters fixed prior to the opening of the auction and the acceptance of bids, including:

•	auction opening and closing times

•	the range of acceptable prices for per-share bids

•	minimum and maximum amounts per bid (in dollars)

•	method for determining successful bidders

The maximum amount (or "ceiling") of the per-share bidding range will always be 1¢ or more below BidFund's NAV at the time the bidding range is set. The minimum amount (or "floor") of the range will be 1¢ or more per share above an amount equal to the Beginning NAV (or, for auctions called by BidFund Distributor prior to achievement of the Launch Rate, a hypothetical Beginning NAV that would have produced a return equal to the stated Launch Rate, given BidFund's then-current NAV).

Successful bids will be chosen based on a completely objective method announced prior to the opening of an auction and the acceptance of bids. For some auctions, the method for determining successful bidders may involve the application of more than one criteria or formula for a specified portion of the shares. Bid selection methods may include, among others:

•	highest bids, earliest prevails

•	by random (computer-generated)

For "oversubscribed" auctions (having more bids submitted than shares available for purchase), successful bids will be chosen by application of the previously announced method to the bids most closely meeting the stated criteria and will not be allocated "pro rata" among all bidders or a certain category of bidders, except that the bidder last determined to be a successful bidder may receive a partial allocation consisting of the remaining shares available in the auction. In the event of an "undersubscribed" auction (having more shares available for purchase than bids submitted), BidFund Distributor would continue to hold any shares not purchased pursuant to the auction.

Successful bids will usually be announced immediately following the close of the auction, and settlement for shares will generally occur on that day or the next business day (Settlement Day).

How are investors' BidFund shares redeemed?

All BidFund shares of record outstanding on Settlement Day will be automatically redeemed at Final NAV, and shareholders receive their redemption proceeds, two business days following Settlement Day. Proceeds will be credited to the shareholder's account in the Settlement Fund.

What happens to BidFund after an auction and call for redemption of shares?

After each auction, BidFund Distributor will invest additional capital in BidFund so that a new Investment Period may begin after the call for redemption is completed.

BIDFUNDSM  (2%)

BidFund is a non-diversified, closed-end management investment company registered with the SEC under the 1940 Act as "BidFund Two Percent." BidFund is organized as a Massachusetts business trust and was established from a pre-existing trust on September 13, 2002. BidFund's principal address is _____________________________. As of __________, 2003, BidFund had an unlimited number of shares of beneficial interest authorized, par value $.001 per share.

How does BidFund operate and what are its objectives?

BidFund has two recurring operational phases. In the Investment Period, BidFund seeks to achieve or exceed a Launch Rate of return of 2% over Beginning NAV; in the Auction Period, BidFund seeks current income with the preservation of capital and the maintenance of liquidity. Shareholders will acquire shares during the Auction Period at a price per share always below the shares' then-current NAV, and shares will be redeemed by BidFund at Final NAV.

BidFund's investment objectives and the principal strategies, policies and restrictions listed below may be changed by the Board of Trustees without shareholder approval. The SAI contains a list of fundamental policies which may only be changed with shareholder approval.

What are BidFund's primary investment strategies, policies and restrictions?

Auction Period

During the Auction Period, BidFund seeks to maintain a stable NAV and invests only in U.S. Treasury securities. Although BidFund is not a money market fund , during the Auction Period it will invest in accordance with federal requirements for money market funds which require such funds to maintain an average dollar-weighted portfolio maturity of 90 days or less and limit investment in individual securities to those with remaining maturities of 13 months or less.

U.S. Treasury securities are negotiable debt obligations of the U.S. government, the principal and interest of which are secured by the full faith and credit of the United States. Neither the market value of U.S. Treasury securities, nor BidFund's share price, is guaranteed. Average weighted maturity is the length of time until the fund's portfolio securities, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities.

Although BidFund seeks to maintain a stable NAV during the Auction Period, there is no guarantee that it will be able to do so.

Investment Period

During the Investment Period (while BidFund seeks to achieve a Launch Rate of 2%), the fund may invest in all types of equity securities and/or debt obligations and may engage in a wide variety of investment techniques and strategies.

Equity securities. BidFund may invest in all types of equity securities, including common and preferred stocks, convertible securities, warrants and rights. Issuers of such securities may include small- and/or mid-capitalization companies and issuers in technology, telecommunications, health care and/or other historically volatile industry sectors, and such securities may be bought in public offerings, in the secondary market or in private placements.

Debt obligations. BidFund may purchase all types of debt obligations having varying terms with respect to security or credit support (and/or ratings of ratings organizations), subordination, purchase price, interest payments and maturity, including convertible or non-convertible preferred stock. Such obligations may include, for example, bonds, debentures and notes (including convertible debt securities); mortgage- or other asset-backed instruments; commercial paper; and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). BidFund may invest in zero coupon, pay-in-kind or step up securities and debt obligations that bear interest at fixed rates or that have variable or floating rates of interest or involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and enable the holder of the security to share in the potential success of the venture).

Other investment techniques and strategies. BidFund may engage in a wide variety of investment techniques and strategies, as permitted by the 1940 Act. These may include (1) investing in securities of foreign issuers (including those located in "emerging markets"), (2) lending portfolio securities, (3) borrowing for investment purposes (leverage), (4) short selling, (5) investing in securities of other investment companies and (6) entering into derivative transactions, including those relating to options, futures contracts, options on futures contracts, forward contracts and swap agreements. BidFund's policies regarding (2) and (3) are "fundamental" policies, which cannot be changed without approval by holders of a majority of BidFund's outstanding voting shares (as defined in the 1940 Act). Other fundamental policies of BidFund are that it generally may not: (a) invest more than 25% of its assets in securities of issuers in any single industry, (b) invest in commodities or commodities contracts (although it may enter into derivative transactions as described above), (c) invest in real estate, or oil, gas or other mineral leases or exploration or development programs, (d) underwrite securities or (e) purchase securities on margin. See the SAI for more information on fundamental policies.

What are the risks of investing in BidFund?

The achievement of BidFund's objectives, including the time necessary to achieve the Launch Rate during the Investment Period and BidFund's ability to preserve its capital during the Auction Period, depend upon market conditions and upon the analytical and portfolio management skills of BidFund Manager.

Auction Period

Although BidFund is not a money market fund, during the Auction Period it will invest in accordance with federal requirements for money market funds. However, if the Final NAV is greater or less than the NAV at the beginning of an auction, investors' return may be greater or less than expected at the time bids are placed in the auction. The following factors could affect BidFund's NAV during the Auction Period:

•	interest rates could rise sharply, causing the value of BidFund's securities, and its NAV, to drop

•	changes in the market value of portfolio securities (while a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed as to timely payment of interest and principal when held to maturity, neither market value, nor BidFund's NAV, is guaranteed)

Investment Period

It is anticipated that BidFund Distributor will be the sole shareholder of shares during the Investment Period. Accordingly, BidFund Distributor will bear all of the market and other risks associated with holding BidFund shares while BidFund seeks to achieve the Launch Rate. During the period investors hold shares (the Auction Period) Bid Fund will be invested in U.S. Treasury securities as described above.

BIDFUNDSM  CAPITAL STRUCTURE

BidFund shares

BidFund's Declaration of Trust authorizes BidFund to issue an unlimited number of shares of beneficial interest and provides that each share has equal rights as to voting, dividends and liquidation, and shares have no preemptive or conversion rights and are freely transferable. (However, it is not currently anticipated that any shareholder voting will occur during the Auction Period or that share transfers would be desirable.) All shares, when issued, shall be fully paid and nonassessable. BidFund does not ordinarily issue certificates for shares.

CALCULATION OF NET ASSET VALUE

Securities held in BidFund's investment portfolio will be valued at current market prices. If reliable market prices are unavailable, securities and other assets will be valued at fair value as determined under the direction of BidFund's Board of Trustees. BidFund's NAV will be calculated daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Under some circumstances short-term debt securities may be valued using the amortized cost method. BidFund's expenses are taken into account for the purpose of determining NAV.

BIDFUNDSM  MANAGEMENT

Sponsor—Financial Foundry

BidFund's sponsor is Financial Foundry, LLC (Financial Foundry), which is controlled by Eugene L. Podsiadlo, Financial Foundry's Chief Executive Officer. Mr. Podsiadlo has applied for a patent with respect to BidFund's operations and has licensed certain intellectual property and development rights to Financial Foundry. Prior to forming Financial Foundry, Mr. Podsiadlo was President of Warburg Pincus Funds and was a Managing Director Warburg Pincus/Credit Suisse Asset Management (1994-2000). Mr. Podsiadlo also was a Director of Warburg Pincus Asset Management (Tokyo) and Chairman of Warburg Pincus Funds, PLC (Dublin).

Board of Trustees

BidFund's management, including general supervision of the duties performed by BidFund Manager under its management agreement with BidFund (Management Agreement), is the responsibility of BidFund's Board of Trustees.

Investment Manager

BidFund Manager was organized on ___________ and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. Its principal place of business is ____________________. [BidFund Manager's experience and its control persons and general nature of business.]

The Management Agreement requires BidFund Manager to provide BidFund with all investment advisory and portfolio management services and to assist in managing and supervising all aspects of BidFund's general day-to-day business activities and operations, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. BidFund Manager also provides BidFund with necessary personnel. The Management Agreement may be terminated by the Board or BidFund Manager on [60] days' written notice. BidFund Manager pays its own expenses of providing services under the Management Agreement.

BidFund pays BidFund Manager an investment management fee of ___% per annum based on BidFund's average daily net asset value. BidFund pays all of its operating and other expenses not paid by BidFund Manager, including custody, transfer agency, accounting, taxes, brokerage commissions, audit and legal fees, expenses in connection with calls for redemption of shares and other miscellaneous expenses. In accordance with applicable law, BidFund may pay brokerage commissions to BidFund Manager, BidFund Distributor or their affiliates or certain other persons who may be deemed to be affiliates of BidFund.

Portfolio Management

[PORTFOLIO MANAGERS]

FEDERAL INCOME TAX AND DISTRIBUTIONS

The following is intended to be a summary of certain federal income tax consequences of purchasing BidFund shares and is based on the applicable United States federal tax laws as in effect as of the date of this prospectus, which are subject to change or to differing interpretations, with retroactive or prospective effect. This summary is not intended as a complete discussion of all such tax consequences, nor does it purport to address foreign, state or local taxes or to deal with all categories of shareholders. BidFund has not sought a ruling from the Internal Revenue Service or any other federal, state or local agency with respect to any of the tax issues affecting BidFund, nor has it obtained an opinion of counsel with respect to any tax issues. Potential investors are therefore advised to consult with their tax advisers as to their particular tax consequences before making an investment in BidFund. The SAI contains further federal income tax considerations and qualifies this summary.

Shareholders are responsible for any tax liabilities generated by their transactions in BidFund shares. A shareholder generally will recognize gain or loss on the mandatory redemption of shares of BidFund in an amount equal to the difference between the proceeds of the sale and the shareholder's adjusted tax basis in the shares. It is anticipated that a shareholder's gain in connection with redemptions of shares following each auction would be short-term capital gain. However, it may be possible that any gain on redemption would be considered to be ordinary income. Income and short-term capital gains will be taxable to shareholders as ordinary income, and long-term capital gains will be taxable as capital gains.

Immediately prior to each Auction Period, BidFund will declare and pay dividends consisting of all accrued income and short-term capital gains. By declaring a dividend at the beginning of each Auction Period, BidFund Distributor (and not investors purchasing shares during Auction Periods) will be responsible for taxes on income and short-term capital gains earned during the preceding Investment Period. BidFund Distributor anticipates reinvesting such dividends in BidFund immediately upon declaration. BidFund intends to distribute, at least annually, substantially all of its investment company taxable income (consisting of net investment income and net short-term capital gain). BidFund anticipates distributing long-term capital gains at least annually, but does not anticipate distribution of long-term capital gains during the periods shares are held by shareholders purchasing shares in auctions.

SELLING SHAREHOLDERS

All BidFund shares sold pursuant to this prospectus are owned by BidFund Distributor, which will own all outstanding shares of BidFund prior to each auction/secondary offering and will offer all of such shares pursuant to this prospectus. After the conclusion of each auction and settlement for shares, BidFund Distributor will no longer hold any BidFund shares unless the auction is "undersubscribed" (having more shares available for purchase than bids submitted), in which case BidFund Distributor would continue to hold any of such shares not purchased in the auction.

USE OF PROCEEDS

BidFund will invest the net proceeds it receives from sales of its shares in accordance with its investment objectives and policies and principal strategies as described in this prospectus. Based on current market conditions, BidFund Manager expects that the first auction of BidFund shares will occur within six months. [BidFund will pay organizational and offering expenses (estimated to be $_______) from the proceeds of its initial share offering.]

ADMINISTRATOR

__________ provides BidFund with administrative services, including providing office space, handling investor inquiries, providing investors with information concerning their BidFund investments, administering calls for redemption by BidFund, coordinating and organizing meetings of the Board of Trustees and providing other support services. BidFund pays ____________ an administrative services fee of ____% per annum based on BidFund's average daily net asset value.

CUSTODIAN, TRANSFER AGENT,
DIVIDEND PAYING AGENT AND REGISTRAR

BidFund's portfolio investments are held by _____________________, ___________, pursuant to a custodian agreement with BidFund. _____________________ also serves as auction agent, transfer agent, dividend paying agent and registrar for shares.

LEGAL OPINION

BidFund's counsel is Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10018.

INDEPENDENT AUDITORS

BidFund's independent auditors are _____________, __________________________.

FURTHER INFORMATION

BidFund has filed a registration statement (which includes this prospectus) with the SEC under the Securities Act with respect to the shares offered in this prospectus that contains further information about BidFund and its shares. In addition, BidFund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and accordingly files semiannual and audited annual shareholder reports and other reports and information with the SEC. The registration statement, reports, proxy and information statements, and other information can be inspected and copied at and/or obtained from the public reference facilities (at prescribed rates) maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549 and at the SEC's regional offices. Call 1-800-SEC-0330 for information about the public reference facilities. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus and the SAI, and shareholder reports, proxy and information statements, and other reports and information regarding registrants that file with the SEC.

SAI TABLE OF CONTENTS

General Information
Additional Information About Investment Strategies and Policies
Investment Restrictions
BidFundSM Management
Portfolio Transactions
Determination of Net Asset Value
Federal Income Tax and Distributions and Redemptions
Advertising and Performance Data
Additional Information About BidFundSM
Counsel and Independent Auditors
Appendix: Rating of Investments	Page 1 1 23 25 28 30 31 33 33 35 A-1

SUBJECT TO COMPLETION, DATED JANUARY 13, 2003

STATEMENT OF ADDITIONAL INFORMATION

__________ __, 2003

BIDFUNDSM (2%)
A Realized-Return Fund
65 S. Main Street
Suite A301
Pennington, New Jersey 08534

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

           This Statement of Additional Information (SAI) does not constitute a prospectus, but should be read in conjunction with BidFund's Prospectus dated _________ __, 2003. This SAI does not include all information that a prospective investor should consider before purchasing BidFund shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-800-_______ (1-800-________).

           Capitalized terms used in this SAI and not otherwise defined have the meanings assigned to them in the Prospectus.

TABLE OF CONTENTS

PAGE

GENERAL INFORMATION	1
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND POLICIES	1
INVESTMENT RESTRICTIONS	23
BIDFUNDSM MANAGEMENT	25
PORTFOLIO TRANSACTIONS	28
DETERMINATION OF NET ASSET VALUE	30
FEDERAL INCOME TAX AND DISTRIBUTIONS	31
ADVERTISING AND PERFORMANCE DATA	33
ADDITIONAL INFORMATION ABOUT BIDFUNDSM	33
COUNSEL AND INDEPENDENT AUDITORS	34
APPENDIX: RATINGS OF INVESTMENTS	A-1

GENERAL INFORMATION

           BidFund is a non-diversified, closed-end management investment company registered under the 1940 Act. BidFund's investment manager is __________ ("BidFund Manager"). BidFund has two recurring operational phases. BidFund 2% seeks to achieve or exceed a rate of return of 2% (Launch Rate) during the period it is investing to generate such return (Investment Period). (The Launch Rate is measured by the aggregate total return (non-annualized) over the fund's net asset value (NAV) at the beginning of each Investment Period (Beginning NAV).) During auctions for fund shares and between investment periods (Auction Period) the fund seeks current income with the preservation of capital and the maintenance of liquidity.

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES AND POLICIES

           Some of the different types of securities in which BidFund may invest, subject to its investment objectives, policies and restrictions, are described in the Prospectus under "BIDFUNDSM (2%)—What are BidFund's primary investment strategies, policies and restrictions?" Risks associated with investing in BidFund are described under "BIDFUNDSM  (2%)—What are the risks of investing in BidFund?" in the Prospectus. Additional information concerning certain of BidFund's investment strategies and policies is set forth below.

           U.S. Treasury securities. BidFund may invest in U.S. Treasury securities which include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

           Repurchase agreements. BidFund may enter into repurchase agreements. In a repurchase agreement, BidFund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. BidFund's custodian or sub-custodian employed in connection with tri-party repurchase agreement transactions will have custody of and will segregate securities acquired by BidFund under a repurchase agreement. In connection with its third-party repurchase transactions, BidFund will employ only eligible sub-custodians that meet the requirements set forth in section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"). Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by BidFund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon BidFund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, BidFund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which BidFund may invest and, in the case of tri-party repurchase agreements, U.S. government securities with a maturity of greater than one year, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Investment Period Only

           Common and preferred stocks. Stocks represent shares ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, BidFund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. These investments would be made primarily for their capital appreciation potential. BidFund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

           Convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

           Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

           Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

           Depositary receipts. BidFund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

           These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

           Foreign government obligations; securities of supranational entities. BidFund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. These securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

           Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time.

           Investment companies. BidFund may invest in securities issued by registered and unregistered investment companies, including participation in equity indices such as Standard & Poor's Depositary Receipts ("SPDRs") and Nasdaq-100 Index Tracking Stock ("NASD 100 Shares") described below. Under the 1940 Act, BidFund's investment in such securities, subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of BidFund's total assets in any one investment company and (3) 10% of BidFund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

           Exchange-traded funds. BidFund may invest in shares of exchange-traded investment companies (collectively, "ETFs") which are typically designed to provide investment results corresponding to an equity index. These may include SPDRs, DIAMONDS, Nasdaq 100 Shares and iShares exchange-traded funds ("iShares"). ETFs usually are units of beneficial interest in an investment trust or are interests in an open-end investment company, in each case representing a portfolio of all or substantially all of the component common stocks of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component stocks of the benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

           The values of ETFs are subject to change as the values of their respective component common stocks fluctuate according to market volatility. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by BidFund. Moreover, BidFund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies in the weighting of securities.

           Equity-linked securities. BidFund may invest to a limited extent in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent BidFund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. Equity-linked securities may be considered illiquid.

           Corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of gold bullion or other precious metals.

           High yield-lower rated securities. BidFund may invest in higher yielding (and, therefore higher risk) debt securities. These securities include those rated below Baa by Moody's Investors Service, Inc. ("Moody's") and below BBB by Standard & Poor's Ratings Services ("S&P") and Fitch Ratings ("Fitch," and together with the other rating agencies, the "Rating Agencies") and as low as the lowest rating assigned by the Rating Agencies. See "Appendix" for a general description of securities ratings. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BidFund Manager also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal.

           Mortgage-related securities. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

           Residential mortgage-related securities. BidFund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

           Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also know as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

           Commercial mortgage-related securities. BidFund may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

           Subordinated securities. BidFund may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

           CMOs and multi-class pass-through-securities. BidFund may invest in CMOs which are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (1) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (2) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (3) unsecuritized conventional mortgages, (4) other mortgage-related securities, or (5) any combination thereof.

           Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. BidFund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

           Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indices. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. BidFund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities and, therefore, the future degree of liquidity.

           Stripped mortgage-backed securities. BidFund also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, BidFund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

           REITs. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

           REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

           Adjustable-rate mortgage loans ("ARMs"). BidFund may invest in ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

           Private entity securities. BidFund may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations, the holders of the security could sustain a loss. No insurance or guarantee covers BidFund or the price of BidFund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

           Other mortgage-related securities. Other mortgage-related securities in which BidFund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

           Asset-backed securities. Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. BidFund may invest in these and other types of asset-backed securities that may be developed in the future.

           Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide BidFund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

           Variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

           BidFund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide BidFund with a certain degree of protection against rises in interest rates, although BidFund will participate in any declines in interest rates as well.

           BidFund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

           Inflation-indexed bonds. BidFund may invest in inflation-indexed bonds, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

           Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semiannual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. BidFund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

           The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income even though investors do not receive their principal until maturity.

           While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

           The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

           Catastrophe bonds. BidFund may invest in "catastrophe bonds." Catastrophe bonds are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a holder of the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the holder will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds also may expose BidFund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

           U.S. government securities. In addition to U.S. Treasury securities, BidFund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

           Participation interests. BidFund may invest in short-term corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." BidFund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between BidFund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants."

           BidFund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between BidFund and the Borrower. A participation interest gives BidFund an undivided interest in the security in the proportion that BidFund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. BidFund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of BidFund's rights against the Borrower but also for the receipt and processing of payments due to BidFund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due BidFund may be subject to delays, expenses and risks that are greater than those that would be involved if BidFund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, BidFund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that BidFund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of BidFund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, BidFund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

           Senior Loans. BidFund may invest in senior secured floating rate loans ("Senior Loans"). Senior Loans generally are made to corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower's capital structure, pay interest at rates that are redetermined periodically on the basis of a floating base lending rate, such as LIBOR, plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Borrowers generally will use proceeds from Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes. BidFund may invest in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk. BidFund will attempt to manage these risks through ongoing analysis and monitoring of Borrowers.

           Senior Loans in which BidFund invests may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of BidFund's investments in Senior Loans will be more dependent on the analytical abilities of BidFund Manager than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, BidFund Manager will consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

           Municipal obligations. Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. BidFund also may acquire call options on specific municipal obligations. BidFund generally would purchase these call options to protect BidFund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

           While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible BidFund investments. Dividends received by shareholders on BidFund shares which are attributable to interest income received by BidFund from municipal obligations generally would be subject to federal income tax.

           Zero coupon, pay-in-kind and step-up securities. BidFund may invest in zero coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. BidFund may invest in pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds. BidFund also may purchase step-up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, BidFund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, BidFund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, BidFund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

           Forward roll transactions. To enhance current income, BidFund may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, BidFund sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and purchase, BidFund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will be expected to generate income for BidFund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by BidFund may decline below the purchase price of those securities. BidFund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

           Short-selling. In these transactions, BidFund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, BidFund must borrow the security to make delivery to the buyer. BidFund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by BidFund, which would result in a loss or gain, respectively. BidFund also may make short sales "against the box," in which BidFund enters into a short sale of a security it owns.

           BidFund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of BidFund's net assets. Until BidFund closes its short position or replaces the borrowed security, it will (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short or (2) otherwise cover its short position.

           Borrowing money. BidFund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.

           Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of BidFund's portfolio. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires BidFund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, BidFund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. BidFund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

           BidFund may enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by BidFund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. BidFund retains the right to receive interest and principal payments on the security. At an agreed upon future date, BidFund repurchases the security at principal plus accrued interest. As a result of these transactions, BidFund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. To the extent BidFund enters into a reverse repurchase agreement, it will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by BidFund. Except for these transactions, BidFund's borrowings generally will be unsecured.

           Lending portfolio securities. BidFund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, BidFund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. BidFund also has the right to terminate a loan at any time. BidFund may call the loan to vote proxies if a material issue affecting BidFund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of BidFund's total assets (including the value of all assets received as collateral for the loan). BidFund will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay BidFund a loan premium fee. If the collateral consists of cash, BidFund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, BidFund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by BidFund Manager to be of good financial standing. In a loan transaction, BidFund will also bear the risk of any decline in value of securities acquired with cash collateral. BidFund will minimize this risk by limiting the investment of cash collateral to repurchase agreements or other high quality instruments with short maturities.

           Forward commitments. BidFund may purchase securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when BidFund enters into the commitment, but BidFund does not make payment until it receives delivery from the counterparty. BidFund will commit to purchase such securities only with the intention of actually acquiring the securities, but BidFund may sell these securities before the settlement date if it is deemed advisable. BidFund will segregate permissible liquid assets at least equal at all times to the amount of BidFund's purchase commitments.

           Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose BidFund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when BidFund is fully or almost fully invested may result in greater potential fluctuation in the value of BidFund's net assets and its net asset value per share.

           Derivatives. BidFund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swaps, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for BidFund to invest than "traditional" securities would.

           Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit BidFund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as BidFund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on BidFund's performance.

           If BidFund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower BidFund's return or result in a loss. BidFund also could experience losses if its derivatives were poorly correlated with its other investments, or if BidFund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

           Although BidFund will not be a commodity pool, certain derivatives subject BidFund to the rules of the Commodity Futures Trading Commission (the "CFTC") which limit the extent to which BidFund can invest in such derivatives. BidFund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, BidFund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of BidFund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

           Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, BidFund Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by BidFund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

           Futures transactions—general. BidFund may enter into futures contracts in U.S. domestic markets or, if applicable, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits BidFund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or BidFund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

           Engaging in these transactions involves risk of loss to BidFund which could adversely affect the value of BidFund's net assets. Although BidFund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting BidFund to substantial losses.

           Successful use of futures by BidFund also is subject to the ability of BidFund Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if BidFund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, BidFund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances BidFund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. BidFund may have to sell such securities at a time when it may be disadvantageous to do so.

           Pursuant to regulations and/or published positions of the SEC, BidFund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, BidFund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting BidFund's ability otherwise to invest those assets.

           Specific futures transactions. BidFund may purchase and sell stock index, interest rate and currency futures contracts. A stock index future obligates BidFund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates BidFund to purchase or sell an amount of a specific debt security at a future date at a specific price. A foreign currency future obligates BidFund to purchase or sell an amount of a specific currency at a future date at a specific price.

           Options—general. BidFund may purchase call and put options, and write (i.e. sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

           A covered call option written by BidFund is a call option with respect to which BidFund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by BidFund is covered when, among other things, BidFund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. BidFund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

           There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, BidFund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

           Specific options transactions. BidFund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities), stock indices listed on national securities exchanges or traded in the over-the-counter market or foreign currency. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock. Options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

           BidFund may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by BidFund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

           Successful use by BidFund of options will be subject to the ability of BidFund Manager to predict correctly movements in the prices of individual stocks, the stock market generally or foreign currencies. To the extent such predictions are incorrect, BidFund may incur losses.

           Swaps. BidFund may enter into equity, interest rate and index swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if BidFund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

           Most swap agreements entered into by BidFund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, BidFund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of interest payments that BidFund is contractually obligated to make. If the other party to a swap defaults, BidFund's risk of loss consists of the net amount of payments that BidFund contractually is entitled to receive.

           Credit derivatives. BidFund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If BidFund Manager is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of BidFund would diminish compared with what it would have been if these techniques were not used. Moreover, even if BidFund Manager is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by BidFund. BidFund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if BidFund purchases a default option on a security, and if no default occurs with respect to the security, BidFund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, BidFund's loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

           Future developments. BidFund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by BidFund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with BidFund's investment objectives and legally permissible for BidFund. Before entering into such transactions or making any such investment, BidFund will provide appropriate disclosure in its Prospectus or SAI.

           Foreign currency transactions. BidFund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security BidFund has agreed to buy or sell; to hedge the U.S. dollar value of securities BidFund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

           Foreign currency transactions may involve, for example, BidFund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve BidFund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency BidFund contracted to receive. BidFund's success in these transactions will depend principally on the ability of BidFund Manager to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

           Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

Certain additional risks

           Equity securities. Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of BidFund's investments will result in changes in the value of its shares and thus BidFund's total return to investors.

           BidFund may invest in securities issued by companies in the technology sector, which has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. BidFund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or canceled.

           BidFund may purchase securities of small capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies. These securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

           BidFund may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter. The prices of these companies' securities may be very volatile, rising and falling rapidly based, among other reasons, solely on investor perceptions rather than economic reasons.

           BidFund may purchase securities of companies which have no earnings or have experienced losses. BidFund generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

           BidFund may invest in securities of venture stage companies, which present the risks of investment in small companies described above plus certain additional risks. Venture stage companies represent highly speculative investments by BidFund, because the concepts generally are unproven, the companies have little or no track record, and the prospect of an initial public offering is highly contingent upon factors that are often not in the companies' control. For example, since venture stage companies do not file periodic reports with the SEC, there is less publicly available information about them than there is for other small companies, if there is any at all. BidFund therefore must rely solely on BidFund Manager to obtain adequate information to evaluate the potential returns from investing in these companies. In addition, venture stage companies tend to rely even more heavily on the abilities of their key personnel than more mature companies do. Competition for qualified personnel and high turnover of personnel are particularly prevalent in venture stage technology companies. The loss of one or a few key managers can substantially hinder or delay a venture stage company's implementation of its business plan. BidFund's ability to realize value from an investment in a venture stage company is to a large degree dependent upon the successful completion of the company's IPO or the sale of the venture stage company to another company, which may not occur for a period of several years after the date of the BidFund's investment, if ever.

           BidFund also may invest in venture stage funds, which involve all the risks of investing in small companies and venture stage companies, plus certain additional risks. In particular, BidFund must rely upon the judgment of the general partner or other manager of a venture stage fund in selecting the companies in which the venture stage fund invests and in deciding when to sell its investments. A venture stage fund may employ a high degree of leverage, which can magnify any losses incurred by its investors, including BidFund. A venture stage fund will also require BidFund to pay management fees and/or performances fees or allocations to its general partner or manager, which can reduce the return to investors, including BidFund and its shareholders. These fees are in addition to the management fee paid to BidFund. Investments in venture stage funds may be highly illiquid. BidFund may not be able to dispose of a venture stage fund holding when it wishes to, or may be able to do so only at a substantial loss.

           Fixed-income securities. BidFund may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital growth. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by BidFund, such as those rated Baa by Moody's and BBB by S&P, may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, BidFund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

           Foreign securities. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

           Because evidences of ownership of such securities usually are held outside the United States, BidFund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by BidFund may trade on days when BidFund does not calculate its net asset value and thus affect BidFund's net asset value on days when investors have no access to BidFund.

           Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

           Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

           Simultaneous investments. Investment decisions for BidFund are made independently from those of the other investment companies advised by BidFund Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as BidFund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by BidFund or the price paid or received by BidFund. BidFund, together with other investment companies advised by BidFund Manager and its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely BidFund's ability to dispose of some or all of its positions should it desire to do so.

INVESTMENT RESTRICTIONS

           BidFund has adopted investment restrictions numbered 1 through 7 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of BidFund's outstanding voting shares. BidFund's investment objectives also cannot be changed without a shareholder vote. Investment restrictions numbered 8 through 10 are not fundamental policies and may be changed by the Board of Trustees at any time. BidFund may not:

1.	invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

2.	invest in commodities or commodities contracts, except that BidFund may enter into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivatives;

3.	purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but BidFund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts (including mortgage-related securities);

4.	borrow money or issue any senior securities, except to the extent permitted under the 1940 Act, and provided that the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivatives and effecting short sales shall not constitute borrowing or the issuance of senior securities;

5.	lend securities or make loans to others, except to the extent permitted under the 1940 Act, and provided that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements;

6.	act as an underwriter of securities of other issuers, except to the extent BidFund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities;

7.	purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but BidFund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and provided that effecting short sales will be deemed not to constitute a margin purchase;

8.	invest in the securities of a company for the purpose of exercising management or control;

9.	purchase securities of other investment companies, except to the extent permitted under the 1940 Act; or

10.	pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

           If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of the BidFund's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions. With respect to Investment Restriction No. 4, however, if borrowings exceed the amount permitted under the 1940 Act as a result of a change in values or assets, BidFund must take steps to reduce such borrowings at least to the extent of such excess.

           With respect to Investment Limitation No. 4, the 1940 Act permits a closed-end investment company, such as BidFund, to issue a note in consideration for any privately arranged loan that is not intended to be publicly distributed, or a note evidencing a temporary loan that does not exceed 5% of the company's total assets at the time it is made. The 1940 Act also permits closed-end investment companies to issue senior securities representing debt or preferred stock, subject to certain conditions. In the case of debt, the company must have asset coverage of 300% immediately after such issuance, and, in the case of stock, 200% coverage is required.

BIDFUNDSM  MANAGEMENT

Trustees

          BidFund is governed by its Board of Trustees. The Trustees are responsible for BidFund's management and supervision and approve all significant agreements with those companies that provide services to BidFund. The Trustees and executive officers of BidFund, together with information as to their position with BidFund, principal occupations and, for Trustees, other trustee and directorships held by the Trustees, are shown below.

                                                                                PRINCIPAL OCCUPATIONS DURING PAST
NAME (AGE)                                                                      FIVE YEARS AND OTHER TRUSTEE AND
ADDRESS                                  BIDFUND POSITIONS(1)                   DIRECTORSHIPS
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

INTERESTED TRUSTEE(2)

Eugene L. Podsiadlo (45)                 President, Treasurer and Chairman of   Chief Executive Officer, Financial
c/o Financial Foundry, LLC               the Board of Trustees since            Foundry, LLC (BidFund's sponsor
65 S. Main Street                        September 2002                         "Financial Foundry") since April
Suite A301                                                                      2002. From January 2001 until April
Pennington, New Jersey                                                          2002, private investor. Until January
                                                                                2001, President of Warburg Pincus
                                                                                Funds; Managing Director, Warburg
                                                                                Pincus/Credit Suisse Asset Management
                                                                                (1994 - 2001); Director of Warburg
                                                                                Pincus Asset Management (Tokyo); and
                                                                                Chairman of Warburg Pincus Funds,
                                                                                PLC (Dublin). Currently, Director,
                                                                                Wasatch Advisors, Inc.

NON-INTERESTED TRUSTEES (3)

Susan Murphy (51)                        Trustee since September 2002           Since 2001, [private investor].
6625 Hillgrove Drive                                                            Until 2001, President,
San Diego, California  92120                                                    Chief Executive Officer and
                                                                                Managing Director, Oppenheimer
                                                                                Capital; Chief Operating Officer,
                                                                                PIMCO Advisory Services; and
                                                                                President, Quest Cash Management
                                                                                Services.

Roger Reinlieb (55)                      Trustee since September 2002           Since January 2001, private
85 Tennyson Drive                                                               investor. Previously, Managing
Short Hills, New Jersey  07018                                                  Director and Head Global Trader,
                                                                                Warburg Pincus/Credit Suisse Asset
                                                                                Management.

OFFICER
-------

Amanda Young (27)                        Secretary since September 2002         From April 2002 until December 2002
                                                                                Analyst, Financial Foundry.
                                                                                Previously, Director of Marketing
                                                                                and Branding, Inreon (electronic
                                                                                reinsurance placement platform)
                                                                                and Marketing Manager, lc39 Venture
                                                                                Capital Group (2000-2001). Until
                                                                                1998, student
____________________________
(1)	Each trustee and officer serves an indefinite term, until a successor is elected.
(2)	An "interested person" of BidFund, as defined in the 1940 Act ("Interested Trustee").
(3)	Trustees who are not "interested persons" of BidFund, as defined in the 1940 Act ("Non-Interested Trustees").

           BidFund's Board of Trustees currently has two committees, the Audit Committee and the Nominating Committee, each comprised of all of the Non-Interested Trustees. Pursuant to the Audit Committee Charter adopted by BidFund's Board, the Audit Committee is responsible for conferring with BidFund's independent accountants, reviewing the scope and procedures of the year-end audit, reviewing annual financial statements and recommending the selection of BidFund's independent accountants. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in BidFund's portfolio. The function of the Nominating Committee its function is to canvass, recruit, interview, solicit and nominate any Non-Interested Trustees. The Nominating Committee does not ordinarily consider nominees recommended by BidFund shareholders.

           Since BidFund had not commenced investment operations until the date of this SAI, none of the Trustees or officers owned BidFund shares as of such date. In addition, there were no persons who owned 5% of more of BidFund's shares.

           As of December 31, 2001, none of the Non-Interested Trustees or their immediate family members owned beneficially or of record securities of BidFund Manager or other entity (other than another registered investment company), directly or indirectly controlling, controlled by, or under common control with BidFund Manager.

Compensation of Trustees

           The executive officers of BidFund and the Interested Trustee receive no direct remuneration from BidFund. Non-Interested Trustees are compensated at the rate of $_____.

           The following table sets forth the compensation estimated to be paid to each of the Trustees by BidFund for the fiscal year ending December 31, 2003.

Name of Trustee	Aggregate Compensation From Bidfund

Eugene L. Podsiadlo	None

Susan Murphy	$

Roger Reinlieb	$

Investment Manager

           BidFund Manager has overall responsibility for the management of BidFund's portfolio. BidFund Manager's Management Agreement with BidFund, dated as of __________, 2003, requires BidFund Manager to provide BidFund with all investment advisory and portfolio management services and to assist in managing and supervising all aspects of BidFund's general day-to-day business activities and operations, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. BidFund Manager provides BidFund with necessary personnel. The Management Agreement may be terminated by the Board or BidFund Manager on [60] days' written notice. BidFund Manager pays its own expenses of providing services under the Management Agreement.

          As compensation for BidFund Manager's services to BidFund, BidFund has agreed to pay BidFund Manager a [monthly] investment management fee at the annual rate of ____% of the value of BidFund's average daily net assets. The aggregate of the fees payable to BidFund Manager is not subject to reduction as the value of BidFund's net assets increases.

           [In approving the Management Agreement, the Board of Trustees considered a number of factors, including the nature and quality of the services provided by BidFund Manager; the investment philosophy and investment approach to be applied to BidFund by BidFund Manager; the investment management expertise of BidFund Manager in respect of BidFund's investment strategies; the personnel, resources and experience of BidFund Manager; BidFund Manager's expected costs of providing services under the Management Agreement; and ancillary benefits BidFund Manager may receive from its relationship with BidFund.]

           BidFund pays all of its operating and other expenses not paid by BidFund Manager, including custody, transfer agency, accounting, taxes, brokerage commissions, audit and legal fees, expenses in connection with calls for redemption of shares and other miscellaneous expenses.

           The following persons are officers and/or directors of BidFund Manager:

Code of ethics

           BidFund, BidFund Manager and __________________, BidFund's principal underwriter ("BidFund Distributor") have adopted a code of ethics which essentially prohibit certain of their personnel, including BidFund's portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, anticipated or actual portfolio transactions of clients (including BidFund), and are designed to assure that the interests of clients, including BidFund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The code of ethics permits personal trading by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis. Text-only versions of the code of ethics can be viewed online or downloaded from the EDGAR database on the SEC's internet web site at www.sec.gov. You may also review and copy these documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102, or by e-mail request at publicinfo@sec.gov.

Custodian

           ___________________, whose principal address is _________________________, acts as BidFund's custodian and maintains a custody account or accounts in the name of BidFund' receives and delivers all assets for BidFund upon purchase and upon sale or maturity' collects and receives all income and other payments and distributions on account of the assets of BidFund' and disburses BidFund's assets in payment of its expenses.

PORTFOLIO TRANSACTIONS

Selection of broker/dealers; order placement

           Subject to the overall review of BidFund's Board of Trustees, BidFund Manager is responsible for decisions to buy and sell BidFund's portfolio securities and other holdings, for selecting the broker or dealer to be used, and for negotiating any commission rates paid. Fixed-income securities generally are traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

           BidFund Manager and its affiliates may manage other accounts, including other realized-return funds, private funds and individual accounts, that may pursue investment objectives and strategies similar to those of BidFund. When BidFund and one or more such other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by BidFund to be equitable over time. BidFund Manager may (but is not obligated to) aggregate orders, which may include orders for accounts in which BidFund Manager or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by BidFund Manager in a manner designed to be equitable and consistent with BidFund Manager's fiduciary duty to BidFund and its other clients (including its duty to seek to obtain best execution of client trades).

Commission rates; brokerage and research services

           In placing orders for BidFund's portfolio, BidFund Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that BidFund Manager will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, BidFund Manager, having in mind BidFund's best interests, will consider all factors it deems relevant, including, by way of illustration: price; the size, type and difficulty of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; operational capabilities; the reputation, experience and financial stability of the broker/dealer involved; and the quality of service rendered by the broker/dealer in other transactions. Though BidFund Manager generally seeks reasonably competitive commissions or spreads, BidFund will not necessarily be paying the lowest commission or spread available.

           Within the framework of the policy of obtaining the most favorable price and efficient execution, BidFund Manager may consider "brokerage and research services" (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with BidFund Manager or BidFund. Commissions for transactions through such brokers may be in excess of the commissions that another broker/dealer would have charged for effecting that transaction. "Brokerage and research services" are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. Such services may be used by BidFund Manager in connection with all of its investment activities, and brokers furnishing such services may be selected for the execution of transactions for certain accounts (including BidFund) but the services furnished by such brokers may be used by BidFund Manager in providing investment management for other accounts. However, services provided by brokers may be used by BidFund Manager for BidFund even though transactions relating to such services were not effected for BidFund. Commission rates are established pursuant to negotiations based on the quality and quantity of execution services provided by the broker or dealer in light of generally prevailing rates. The fees charged by BidFund Manager will not be reduced because BidFund Manager and/or BidFund or BidFund Manager's other clients receive such services.

           In certain cases, a service may serve functions that are not related to the making of investment decisions (such as accounting, record keeping or other administrative matters). Where a service obtained with commissions has such a mixed use, BidFund Manager will make a good faith allocation of the cost of the service according to its use. Services that are not considered "brokerage and research services" will be paid solely using BidFund Manager's own funds.

           As a new fund, BidFund has not paid any brokerage commissions or directed brokerage transactions to any broker-dealer as of the date of this SAI.

Portfolio turnover rate

           As part of its investment policies, BidFund places no restrictions on portfolio turnover, and BidFund may sell any portfolio security without regard to the period of time it has been held.

DETERMINATION OF NET ASSET VALUE

           The net asset value ("NAV") of BidFund shares will be determined each business day as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time). NAV per share will be determined by dividing the value of BidFund's net assets (assets less liabilities) by the total number of shares outstanding. In valuing BidFund's assets, any security or option for which the primary market is on an exchange will be valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Bid price is used when no asked price is available. Options for which the primary market is not on an exchange or which are not listed on an exchange will be valued at market value. Fixed-income investments may be valued by one or more independent pricing services (the "Service") approved by the Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments may be determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are not valued by the Service and are valued at the mean price or yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from market makers. Short-term investments may be carried at amortized cost, which approximates value. Repurchase agreements will be valued at cost plus accrued interest.

           Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by BidFund Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of BidFund's portfolio securities.

           Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. While no single standard for determining fair value exists, as a general rule the current fair value of a security would appear to be the amount which BidFund could expect to receive upon its current sale.

FEDERAL INCOME TAX AND DISTRIBUTIONS AND REDEMPTIONS

           The following is intended to be a general discussion of certain federal income tax consequences of purchasing BidFund shares and is based on the applicable United States federal tax laws as in effect as of the date of this SAI, which are subject to change or to differing interpretations, with retroactive or prospective effect. The following is not intended as a complete discussion of all such tax consequences, nor does it purport to address foreign, state or local taxes or to deal with all categories of shareholders. BidFund has not sought a ruling from the Internal Revenue Service or any other federal, state or local agency with respect to any of the tax issues affecting BidFund, nor has it obtained an opinion of counsel with respect to any tax issues. Potential investors are therefore advised to consult with their tax advisers as to their particular tax consequences before making an investment in BidFund.

Taxation of BidFund

           BidFund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, BidFund generally will not be subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gains in excess of long-term capital losses) and net capital gain (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryovers from prior years) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. If, however, BidFund elects to retain its net capital gain, BidFund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that BidFund also will elect to treat such gain as having been distributed to shareholders. As a result, each shareholder would be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by BidFund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

           In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options or futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

           In addition to satisfying the requirements described above, BidFund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of BidFund's taxable year at least 50% of the value of its assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which BidFund has not invested more than 5% of the value of BidFund's total assets in securities of any such issuer and as to which BidFund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which BidFund controls and which are engaged in the same or similar trades or businesses.

           Certain of BidFund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of BidFund, affect the holding period of securities held by BidFund and alter the character of the gains or losses realized by BidFund. These provisions may also require BidFund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status. BidFund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent the imposition of excise taxes and disqualification as a regulated investment company.

           If for any taxable year BidFund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of BidFund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders. BidFund intends to make sufficient distributions or deemed distributions (discussed below) of its ordinary taxable income and capital gain net income to avoid liability for the excise tax.

           Income received by BidFund from foreign sources may be subject to withholding and other taxes imposed by foreign jurisdictions, absent treaty relief.

Taxation of Shareholders

Redemption of shares. Any loss realized on the mandatory redemption of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.

Backup withholding. If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the shareholder may be subject to a 30.5% "backup withholding" tax. An individual's taxpayer identification number is generally his or her social security number. Other shareholders specified in the Code or the Treasury regulations promulgated thereunder may be exempt from backup withholding. Backup withholding is not an additional tax and may be credited against a taxpayer's federal income tax liability.

ADVERTISING AND PERFORMANCE DATA

          It is anticipated that the Fund's website will include information relating to past auctions of its shares, including (1) auction opening and closing times, (2) Launch Rate, (3) the range of acceptable prices for per-share bids, (4) minimum and maximum amounts per bid (in dollars), and (5) successful bids. BidFund may also state the historical aggregate dollar amount of the difference between BidFund's NAV at redemption and corresponding actual BidFund share purchase prices.

          In addition, advertising and sales materials may contain information concerning BidFund Manager and its affiliates, the portfolio managers of BidFund or general market conditions, including (1) lists of BidFund Manager's clients or the number of clients of or assets under management by BidFund Manager and its affiliates, (2) quotes from a portfolio manager of BidFund, and (3) general and/or specific market data and statistics and views of various economists, analysts or commentators or other relevant periods or groups.

Performance data

           In connection with a specific auction BidFund may refer to aggregate total returns (non annualized) that could be realized on redemptions based on the bidding range set for the auction, assuming no decline in NAV between the beginning of the auction and when shares are redeemed.

ADDITIONAL INFORMATION ABOUT BIDFUNDSM

           BidFund is organized as a Massachusetts business trust under the name "BidFund 2 Percent" and does business as "BidFundSM  (2%)." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Massachusetts business trust. However, BidFund's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of BidFund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by BidFund or a Trustee. The Agreement and Declaration of Trust provides for indemnification from BidFund's property for all losses and expenses of any shareholder held personally liable for the obligations of BidFund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which BidFund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by BidFund, the shareholder paying such liability will be entitled to reimbursement from the general assets of BidFund. BidFund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of BidFund.

           As of the date of this SAI, all of the BidFund's outstanding shares were held by BidFund Distributor. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

COUNSEL AND INDEPENDENT AUDITORS

           Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, is counsel to BidFund.

           ___________________, ___________________, independent auditors, have been selected as independent auditors of BidFund.

APPENDIX
RATINGS OF INVESTMENTS

           Description of certain ratings assigned by S&P and Moody's:

S&P

Long-term

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-term

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

PART C--OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

1.	Financial Statements: To be filed by amendment.

2.	Exhibits:

a.	Registrant's Amended and Restated Declaration of Trust.*
b.	Registrant's By-Laws.*
c.	Not applicable.
d.	Not applicable.
e.	Not applicable.
f.	Not applicable.
g.	Investment Advisory Agreement.*
h.	Form of Underwriting Agreement.*
i.	Not applicable.
j.	Custody Agreement.*
k.	Transfer Agent Agreement.*
l.	Opinion and Consent of Counsel.*
m.	Not applicable.
n.	Consent of Independent Auditors.*
o.	Not applicable.
p.	Not applicable.
q.	Not applicable.
r.	Code of Ethics.*

*	To be filed by amendment.

Item 25.	Marketing Arrangements: See Form of Underwriting Agreement to be filed by amendment.

Item 26.	Other Expenses of Issuance and Distribution: To be filed by amendment.

Item 27.	Persons Controlled by or Under Common Control with Registrant: Not applicable.

Item 28.	Number of Holders of Securities: Not applicable.

Item 29.	Indemnification: To be filed by amendment.

Item 30.	Business and Other Connections of Investment Adviser: To be filed by amendment.

Item 31.	Location of Accounts and Records: To be filed by amendment.

Item 32.	Management Services: Not applicable.

Item 33.	Undertakings:

1. Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	Registrant hereby undertakes that:

a. for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the registration statement in reliance on Rule 430A and contained in the form of prospectus filed by Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the registration statement as of the time it was declared effective; and

a. for purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 13th day of January, 2003.

BIDFUND 2 PERCENT By: /s/Eugene L. Podsiadlo Name: Eugene L. Podsiadlo Title: President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Susan Murphy Susan Murphy	Trustee	1/13/03

/s/ Roger Reinlieb Roger Reinlieb	Trustee	1/13/03